Exhibit (a)(5)

                               ING INVESTORS TRUST

  AMENDMENT #30 TO THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

                             Effective: May 1, 2006

      The undersigned being a majority of the trustees of ING Investors Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VI,
Section 6.2 and Article XI, Section 11.4 of the Trust's Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio of the Trust as follows:

      "The Series that have been established and designated as of the date first above written are as follows:

            ING AllianceBernstein Mid Cap Growth Portfolio
            ING American Funds Growth Portfolio
            ING American Funds Growth-Income Portfolio
            ING American Funds International Portfolio
            ING Capital Guardian Small/Mid Cap Portfolio
            ING Capital Guardian U.S. Equities Portfolio
            ING Eagle Asset Capital Appreciation Portfolio
            ING EquitiesPlus Portfolio
            ING Evergreen Health Sciences Portfolio
            ING Evergreen Omega Portfolio
            ING FMRSM Diversified Mid Cap Portfolio
            ING FMRSM Earnings Growth Portfolio
            ING FMRSM Equity Income Portfolio
            ING FMRSM Small Cap Equity Portfolio
            ING Franklin Income Portfolio
            ING Global Real Estate Portfolio
            ING Global Resources Portfolio
            ING Goldman Sachs TollkeeperSM Portfolio
            ING International Portfolio
            ING Janus Contrarian Portfolio
            ING JPMorgan Emerging Markets Equity Portfolio
            ING JPMorgan Small Cap Equity Portfolio
            ING JPMorgan Value Opportunities Portfolio
            ING Julius Baer Foreign Portfolio
            ING Legg Mason Value Portfolio
            ING LifeStyle Aggressive Growth Portfolio
            ING LifeStyle Growth Portfolio
            ING LifeStyle Moderate Growth Portfolio

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            ING LifeStyle Moderate Portfolio
            ING Limited Maturity Bond Portfolio
            ING Liquid Assets Portfolio
            ING Lord Abbett Affiliated Portfolio
            ING MarketPro Portfolio
            ING MarketStyle Growth Portfolio
            ING MarketStyle Moderate Portfolio
            ING MarketStyle Moderate Growth Portfolio
            ING Marsico Growth Portfolio
            ING Marsico International Opportunities Portfolio ING Mercury Large Cap Growth Portfolio
            ING Mercury Large Cap Value Portfolio
            ING MFS Mid Cap Growth Portfolio
            ING MFS Total Return Portfolio
            ING MFS Utilities Portfolio
            ING Oppenheimer Main Street Portfolio(R)
            ING PIMCO Core Bond Portfolio
            ING PIMCO High Yield Portfolio
            ING Pioneer Equity Income Portfolio
            ING Pioneer Fund Portfolio
            ING Pioneer Mid Cap Value Portfolio
            ING Quantitative Small Cap Value Portfolio
            ING Salomon Brothers All Cap Portfolio
            ING Stock Index Portfolio
            ING T. Rowe Price Capital Appreciation Portfolio ING T. Rowe Price Equity Income Portfolio
            ING Templeton Global Growth Portfolio
            ING UBS U.S. Allocation Portfolio
            ING Van Kampen Equity Growth Portfolio
            ING Van Kampen Global Franchise Portfolio
            ING Van Kampen Growth and Income Portfolio
            ING Van Kampen Real Estate Portfolio
            ING VP Index Plus International Equity Portfolio ING Wells Fargo Mid Cap Disciplined Portfolio
            ING Wells Fargo Small Cap Disciplined Portfolio"

      The foregoing shall be effective upon the date first written above.

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/s/ John V. Boyer                       /s/ Jock Patton
-----------------------------------     ----------------------------------------
John V. Boyer, as Trustee               Jock Patton, as Trustee


/s/ Patricia W. Chadwick                /s/ Sheryl K. Pressler
-----------------------------------     ----------------------------------------
Patricia W. Chadwick, as Trustee        Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                   /s/ David W. C. Putnam
-----------------------------------     ----------------------------------------
J. Michael Earley, as Trustee           David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein               /s/ John G. Turner
-----------------------------------     ----------------------------------------
R. Barbara Gitenstein, as Trustee       John G. Turner, as Trustee


/s/ Patrick Kenny                       /s/ Roger B. Vincent
-----------------------------------     ----------------------------------------
Patrick Kenny, as Trustee               Roger B. Vincent, as Trustee


/s/ Walter H. May                       /s/ Richard W. Wedemeyer
-----------------------------------     ----------------------------------------
Walter H. May, as Trustee               Richard A. Wedemeyer, as Trustee


/s/ Thomas J. McInerney
-----------------------------------
Thomas J. McInerney, as Trustee